INVESTOR PRESENTATION



MARCH 2021

FORWARD LOOKING STATEMENT

This Presentation contains certain forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, credit worthiness, currency, insurance, dilution, ability to access capital markets, interest rates, dependence on key personnel and environmental matters. Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Factors and assumptions that were applied in drawing conclusions and could cause actual results, performance, or achievements to differ materially from those expressed or implied by forward-looking statements, include, but are not limited to, general economic conditions, competition, availability of manufacturing supply or quality, a availability and quality of raw materials, the Company's ability to maintain key employees and other factors identified in the "Risk Factors" section of the Company's Management's Discussion and Analysis (MD&A) available at www.xpel.com/relations.



THE LEADER IN PROTECTIVE FILMS

AUTOMOTIVE
PAINT PROTECTION FILMS

AUTOMOTIVE
WINDOW TINT

HOME & OFFICE
WINDOW FILMS


XPEL
618

A BRAND BUILT OVER 20 YEARS

HEADQUARTERED IN SAN ANTONIO, TX

FOUNDED IN 1997

NASDAQ: XPEL

350 FULL TIME EMPLOYEES

GLOBAL OPERATIONS

HISTORY THAT CONTINUES TO SET THE STANDARDS



DAP
DESIGN ACCESS PROGRAM
1998-2007
STANDARD
PAINT PROTECTION FILM
2010
XTREME
PAINT PROTECTION FILM
2011
ULTIMATE
PAINT PROTECTION FILM
2014
OPEN
XPEL
UNITED KINGDOM OFFICE
2015
PARASOL CANADA ACQUISITION
2016
PRIME™
AUTOMOTIVE WINDOW FILM
OPEN EUROPEAN HQ
XPEL
NETHERLANDS OFFICE
2017
PROTEX
OPEN
XPEL
MEXICO OFFICE
2018
OPEN
XPEL
ASIA OFFICE
ULTIMATE PLUS™
PAINT PROTECTION FILM
VISION
ARCHITECTURAL GLASS SOLUTIONS
2019
NASDAQ
(SYMBOL: XPEL)
FUSION PLUS™
CERAMIC COATING
OPEN
XPEL
GERMANY OFFICE
2020
PROTEX CENTRE
OPEN
XPEL
FRANCE OFFICE
VELOCE
INNOVATION




FILM TECHNOLOGY
DAP SOFTWARE
MARKETING & LEAD GENERATION
DISTRIBUTION INFRASTRUCTURE
CUSTOMER SERVICE
XPEL
PRODUCTS

KEY INVESTMENT HIGHLIGHTS

Strong Recognition as Premium Brand

Significant Domestic and International Market Opportunity

Robust Growth, Profitability and Strong Balance Sheet

High Insider Ownership Creates Firm Alignment with Shareholders

Results Driven Management Team With Proven Track Record

COMPLETE PROTECTION



ULTIMATE PLUS™

PAINT PROTECTION FILM

COVERAGE



BUMPER



HOOD



HEADLIGHTS & FOG LIGHTS



FENDERS



MIRRORS



A-PILLARS & ROOFLINE



DOOR SILL



DOOR EDGES & DOOR CUPS



ROCKER PANELS & REAR WHEEL IMPACT AREA



LUGGAGE STRIP



ULTIMATE PLUS™
PAINT PROTECTION FILM

Invisible, Cut-To-Fit Protection Film

Protects from Rock Chips,
Bug Acids, and Road Debris Damage

Professionally Installed New-Car Product

AUTOMOTIVE PRODUCTS



PRIME™
AUTOMOTIVE WINDOW FILM

Film for Heat Rejection,
Security and Appearance

4 Core Lines of Film,
Something For Everyone

High-End Products for
Margin, Differentiation



FUSION PLUS™
CERAMIC COATING

Hydrophobic Coating Applied to PPF and
Painted Surfaces

Allows for Easy Finished Maintenance and Cleaning

Opportunity for More Revenue Per Car

END CUSTOMER PPF ECONOMICS

COVERAGE - FULL CAR



Covers entire car.

$4000 - $6000

COVERAGE - FULL FRONT



Covers entire painted front bumper, hood, fenders, headlights and backs of the painted mirrors.

$1800 - $2500

COVERAGE - PARTIAL HOOD



Covers 6" - 12" of leading edge of hood.

$100 - 200

FACTORS INFLUENCING PRICING

Coverage

Retail vs Wholesale

Regional Variation



DAP
DESIGN ACCESS PROGRAM

Cloud-Based Application Updated Daily with 80,000 Vehicle Applications

Pre-Cut Film Prevents Cutting on Car

Reduces Installation Time, Material Waste

THE XPEL DIFFERENCE



XPEL

XPEL
CERTIFIED TRAINING

Essential to New Customer Success and Industry Growth

Corporate Training Facilities in 5 Countries

PPF, Automotive Window Tint, Architectural Window Films, Ceramic Coating



katzkin

XPEL
BRAND PRESENCE

Extensive On and Off-line Marketing and Lead Generation

Sponsorships, Events and Influencer Campaigns

Positions XPEL as the Premium Brand

NON-AUTOMOTIVE PRODUCTS



VISION™
HOME & OFFICE WINDOW FILM

Solar Control and Security for Commercial and Residential Applications

Distinct Customer Set, But Similar Profile to Automotive

Large Addressable New Market


PLEASE SELECT YOUR AIRLINE
AirTran
Alaska
American Airlines
DELTA
FRONTIER
jetBlue
spirit

RX™
ANTIMICROBIAL FILM

Antimicrobial Surface Protection

Screens, Electronics, Consumer Surfaces

Primarily B2B Sale and Available to Current Customers


ULTIMATE

SURFACE PROTECTION

Sell to a Variety of Niche Non-Automotive Uses

Electronics, Stainless Steel, Solid Surface Countertops and More

Constantly Evaluating New Applications to Elevate Support

XPEL REVENUE ECOSYSTEM



PRODUCT REVENUE 92%
$150 - $375 / CAR
DIRECT - 65%
INDEPENDENT INSTALLERS
NEW CAR DEALERSHIP
END CONSUMER
INDIRECT - 35%
INTERNATIONAL DISTRIBUTORS
INSTALLATION SERVICE REVENUE 8%
XPEL
XPEL SERVICE LOCATIONS
US 6
UK 1
CANADA 2
$800 - $2500 / CAR
$600 - $1500 / CAR
END CONSUMER
NEW CAR DEALERSHIP

STRATEGIC INITIATIVES


CONTIN
GLOBAL
EXPANS
DRIVE
BRAND
AND
-AUTOMO
DUCT PORTFOLI
CHANNEL
EXPANSION
VIA ACQUISITION

CONTINUE GLOBAL EXPANSION

Operations in 9 Countries

Build Out Sales Team In Under-penetrated Geographies

DRIVE GLOBAL BRAND AWARENESS

High Visibility At Premium Events

Advertising Placement In Media Consumed By Car Enthusiasts

EXPAND NON-AUTOMOTIVE PRODUCT PORTFOLIO

Find Opportunities That Leverage The Channel and Brand

Find Opportunities That Leverage Existing Products & Technology

CHANNEL EXPANSION VIA ACQUISITION

Acquire Select Installation Facilities in Key Markets

Acquire International Partners for Global Reach

REVENUE TREND

IN MILLIONS



$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
32.3% CAGR
$51.8M
30.0%
$67.3M
63.3%
$109.9M
18.2%
$129.9M
22.3%
$158.9M
2016
2017
2018
2019
2020
IFRS
U.S. GAAP

2020 SALE MIX BY REGION



CONTINENTAL EUROPE 8.0%
CANADA 12.9%
UK 3.0%
UNITED STATES 47.2%
CHINA 20.6%
ASIA PACIFIC 3.3%
LATIN AMERICA 1.4%
MIDDLE EAST / AFRICA 3.3%
OTHER .3%

GROSS MARGIN TREND

IN MILLIONS



$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
GROSS MARGIN $
$54.0M
$43.5M
$33.4M
$16.7M
24.8%
30.4%
33.5%
34.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
GROSS MARGIN %
2017
2018
2019
2020
U.S. GAAP

EBITDA PROFILE

IN MILLIONS


EBITDA $
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$1,000
$3.6M
$13.0M
$18.7M
$25.3M
5.4%
11.9%
14.4%
15.9%
2017
2018
2019
2020
U.S. GAAP
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
EBITDA %

NET INCOME TREND

IN MILLIONS



NET INCOME $
$20,000
$15,000
$10,000
$5,000
$1,000
$1.5M
$2.2M
$1.0M
$8.7M
$14.0M
$18.3M
3.6%
4.2%
1.5%
7.9%
10.8%
11.5%
2015
2016
2017
2018
2019
2020
IFRS
U.S. GAAP
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
NET INCOME %

STRONG FINANCIAL POSITION

U.S. GAAP - IN MILLIONS

	2018	2019	2020
CASH • CASH EQUIVALENTS	$4.0 M	$11.5M	$29.0M
NET WORKING CAPITAL	$12.5M	$24.5M	$41.6M
ACCOUNTS RECEIVABLE	$5.6M	$7.2M	$9.9M
TOTAL INVENTORY	$10.8M	$15.1M	$22.4M
TOTAL ASSETS	$30.5M	$51.6M	$83.8M
TOTAL DEBT (EXCLUDES LEASE OBLIGATIONS)	$1.8M	$0.8M	$6.1M
CASH FLOW FROM OPS (Q3 YTD)	$6.8M	$11.0M	$18.5M



MACRO GROWTH OPPORTUNITIES

Rock Chips Are Top Consumer Complaint

Paint Protection Film Low Penetration to New Cars Sold

Fragmented Market Provides Opportunity Ripe for Consolidation

Dealerships Need Tangible, Profitable Products

Equivalent Opportunities Domestically & Internationally


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APPENDIX

XPEL

NON - GAAP MEASURES
EBITDA RECONCILIATION
U.S. GAAP - IN MILLIONS

	YEAR ENDED Dec. 31, 2020	YEAR ENDED Dec. 31, 2019
NET INCOME	$18,281,691	$13,995,072
INTEREST	$249,480	$96,646
TAXES	$4,522,668	$2,955,356
DEPRECIATION	$1,274,095	$915,918
AMORTIZATION	$955,937	$781,105
EBITDA	$25,283,871	$18,744,097

San Antonio, TX USA
+1 210-678-3700 XPEL.COM

COMPLETE PROTECTION, UNSEEN.